Exhibit 99.2
BlueLinx Second Quarter 2006 Operational & Financial Review
BlueLinx Second Quarter 2006 Operational & Financial Review

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information
Forward-Looking Statement Safe Harbor — This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of August 9, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 9, 2006.
Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company’s business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States .

BlueLinx Holdings Inc. Introduction
Steve Macadam
Chief Executive Officer

BlueLinx Holdings Inc. Introduction Goals and Strategic Objectives
Profitably grow specialty revenues to 60+% of total sales Profitably grow structural while reducing exposure to volatility Outgrow the market

BlueLinx Holdings Inc. Introduction 2nd Quarter Highlights
Income, before charges relating to our mortgage refinancing, rose to $12.6 million, or $0.41 per share vs. net income of $7.8 million, or $0.25 per share in Q2 ’05. The charge relating to our mortgage refinancing was $3.0 million, or $0.10 per share in Q2 ’06.
Gross margin at 9.9% vs. 7.8% in Q2 ’05
Specialty unit volume grew 9.6% over same period last year

BlueLinx Holdings Inc. Operations Review
George Judd
President & Chief Operating Officer

BlueLinx Holdings Inc. Unit Volume Growth by Quarter and TTM Q3 Q4 Q1 Q2 2005 2005 2006 2006 TTM
Estimated BXC Unit Volume Growth Specialty 5.8% 12.7% 14.9% 9.6% 10.7% Structural 0.9% 0.2% (0.8%) (11.3%) (3.0%) Total 2.6% 5.0% 5.0% (3.8%) 2.0% Estimated Weighted End-Use Market Growth 3.9% 6.7% 2.6% (1.8%) 2.2% BXC versus End-Use Market Growth (1.3%) (1.7%) 2.4% (2.0%) (0.2%)
BlueLinx continued to focus on growing specialty unit volume
In the face of declining structural product prices, BlueLinx focused on maintaining profitability in structural products
End-use markets weakened in Q2, as housing starts declined year-over-year by 9.5%, partially offset by strength in industrial and repair & remodel markets
7

BlueLinx Holdings Inc. Specialty Unit Volume Growth vs. End-Use Markets
BXC Specialty Growth Estimated Weighted = percentage point spread End-Use Market Growth 18.0% 14.0% 10.0% 6.0 12.3 6.0% 8.5 1.9 11.4
Unit Volume Growth % 2.0% (2.0%)
Q3 Q4 Q1 Q2 TTM 2005 2005 2006 2006
Continued specialty share gains reflect:
Growth in new products, including LPRSmartSideROSB-based siding product
Growth in existing products including engineered lumber, moulding, specialty lumber, and vinyl siding
Acquisition (LSV – July 2005) added 2.6 percentage points to core specialty growth

BlueLinx Holdings Inc. Quarterly Sales
$ millions (unaudited )
Q2 Q2 $% Unit 2005 2006Variance Variance Volume
Specialty $542.6 $603.3 $60.7 11.2% $52.1 Structural 960.7 798.7 (162.0) (16.9%) (108.5) Other (16.3) (23.0) (6.7) NA NA Total $1,487.0 $1,379.0 $(108.0) (7.3%) $(56.4)
Specialty unit volume growth remains strong
Structural sales declined as a result of lower unit volume and lower prices
Specialty sales represented 43% of total sales for the quarter vs. 36% for the same period last year

BlueLinx Holdings Inc. Quarterly Gross Margin
$millions (unaudited ) Q2 Q2 2005 2006 $Variance Gross Margin $’s
Specialty $70.1 $86.9 $16.8 Structural50.7 55.7 5.0 Other(5.1) (6.2) (1.1) Total$115.7 $136.4 $ 20.7
Gross Margin %’s
Specialty 12.9% 14.4% 1.5% Structural 5.3% 7.0% 1.7% Other NA NA NA Total 7.8% 9.9% 2.1%
Specialty gross margin growth reflected strong unit volume growth and improved procurement and product management processes
Structural gross margin rose despite generally declining price levels, reflecting a disciplined focus on profitability

BlueLinx Holdings Inc. Inventory Analysis
$millions (unaudited ) Sequential Year Ago Q2 Q3 Q4 Q1 Q2 Quarter Quarter 2005 2005 2005 2006 2006 Variance Variance
Structural Products $217.7 $168.1 $184.6 $194.7 $192.5 (2.2) (25.2)
Specialty Products 238.4 228.2 245.5 269.1 299.6 30.5 61.2
Other* 30.0 22.6 43.0 37.4 40.1 2.7 10.1
Total BlueLinx Ending Inventory $486.1 $418.9 $473.1 $501.2 $532.2 $31.0 $46.1
On-hand turn days (average) 42 40 42 47 50 3 8
Specialty inventories expanded to support higher sales levels and introduction of new products
Structural inventories decreased slightly on a seasonal basis but are significantly below year-ago levels
* Other includes in-transit inventory accruals, discounts, allowances, reserves, and other miscellaneous items. 11

BlueLinx Holdings Inc. Other Key Indicators
2nd Quarter
Working capital turn days at 43 vs. 41 same period last year
TTM working capital turn days at 40, a 2 day improvement vs. Q2 2005 TTM
Q2 reduction of 5.6% in delivery costs/ULE and increase of 1.0% in material handling costs/ULE
(ULE or unit load equivalent)

BlueLinx Holdings Inc. Strategic Initiatives
Continue gross margin improvement initiative by increasing mix of specialty and mitigating volatility of structural
Invest in people and processes necessary to support specialty business growth
Increase volume in under represented segments, particularly industrials, and continue focus on targeted, growing accounts that serve attractive high-growth markets
Expand relationships with existing specialty product vendors who recognize the BlueLinx value proposition
Be a patient, disciplined acquirer

BlueLinx Holdings Inc. Financial Review
David Morris
Chief Financial Officer & Treasurer

BlueLinx Holdings Inc. Quarterly Revenue Review
$ millions (unaudited )
2Q05 2Q06 Increase/ Actual Actual (Decrease) Percent
Total Sales $1,487.0 $1,379.0 $(108.0) (7.3%)
Variance Analysis Unit Volume
Specialty Products 52.1 9.6% Structural Products (108.5) (11.3%) Total Unit Volume (56.4) (3.8%) Price/Other (51.6) (3.5%) Total Variance $(108.0) (7.3%)

BlueLinx Holdings Inc. Quarterly Gross Profit
$ millions (unaudited )
2Q05 2Q06 Increase/ Actual Actual (Decrease) Percent
Sales $1,487.0 $1,379.0 $(108.0) (7.3%) Cost of Sales 1,371.3 1,242.6 (128.7) (9.4%) Gross Profit $115.7 $ 136.4 $ 20.7 17.9% Gross Margin % 7.8% 9.9% 2.1%

BlueLinx Holdings Inc. Quarterly Operating Income
$ millions (unaudited)
2Q05 2Q06 Increase/
Actual Actual (Decrease) Percent
Gross Profit $115.7 $136.4 $ 20.7 17.9% Operating Expenses SG&A 87.9 98.1 10.2 11.6% D&A 4.6 5.1 0.5 10.9% Total Operating Expenses 92.5 103.2 10.7 11.6% Operating Income $23.2 $33.2 $ 10.0 43.1%

BlueLinx Holdings Inc. Quarterly Net Income
$ millions (unaudited)
2Q05 2Q06 Increase/
Actual Actual (Decrease)Percent
Operating Income $23.2 $33.2 $ 10.043.1% Interest Expense 10.7 12.3 1.615.0% Other Expense/(Income)0.2(0.1)(0.3) NA Income before Tax $12.3 $21.0 $ 8.7 Tax Expense/(Benefit)4.58.4 3.9 Income before charges 7.8 12.6 4.8
Charges associated with mortgage — (3.0) (3.0) refinancing, net of taxes Net income $7.8 $9.6 $ 1.8
Diluted Earnings per Share before charges $ 0.25 $0.41 $ 0.16 Charges associated with mortgage
- (0.10) (0.10) refinancing, net of taxes Diluted Earnings per Share $ 0.25 $ 0.31 $ 0.06

BlueLinx Holdings Inc. Year to Date Revenue Review
$ millions
(unaudited ) YTD ‘05 YTD ‘06 Increase/
Actual Actual (Decrease) Percent
Total Sales $2,838.6 $2,755.6 $(83.0) (2.9%)
Variance Analysis Unit Volume
Specialty Products 126.6 12.1% Structural Products (115.4) (6.3%) Unit Volume 11.2 0.4% Price/Other (94.2) (3.3%) Total Variance $ (83.0) (2.9%)

BlueLinx Holdings Inc. Year to Date Gross Profit
$ millions (unaudited )
YTD ‘05 YTD ‘06 Increase/
Actual Actual (Decrease) Percent
Sales $2,838.6 $2,755.6 $(83.0) (2.9%) Cost of Sales 2,603.6 2,489.2 (114.4) (4.4%) Gross Profit $ 235.0 $ 266.4 $ 31.4 13.4% Gross Margin % 8.3% 9.7% 1.4%

BlueLinx Holdings Inc. Year to Date Operating Income
$ millions (unaudited)
YTD ‘05 YTD ‘06 Increase/
Actual Actual (Decrease) Percent
Gross Profit $235.0 $266.4 $ 31.4 13.4% Operating Expenses SG&A 179.4 195.4 16.0 8.9% D&A 8.8 10.1 1.3 14.8% Total Operating Expenses 188.2 205.5 17.3 9.2% Operating Income $46.8 $60.9 $ 14.1 30.1%

BlueLinx Holdings Inc. Year to Date Net Income
$ millions (unaudited)
YTD ‘05 YTD ‘06 Increase/
Actual Actual (Decrease)Percent
Operating Income $46.8 $60.9 $ 14.130.1% Interest Expense 20.0 23.4 3.417.0% Other Expense/(Income)0.3-(0.3) NA Income before Tax $26.5 $37.5 $ 11.0 Tax Expense/(Benefit)10.315.1 4.8 Income before charges 16.2 22.4 6.2
Charges associated with mortgage — (3.0) (3.0) refinancing, net of taxes Net income $16.2 $19.4 $ 3.2
Diluted Earnings per Share before charges $ 0.53 $0.73 $ 0.20 Charges associated with mortgage
- (0.10) (0.10) refinancing, net of taxes Diluted Earnings per Share $ 0.53 $ 0.63 $ 0.10

BlueLinx Holdings Inc. Quarter End Balance Sheets
$millions July 2, April 1,July 1, 2005 December 31, 20062006 (unaudited) 2005 (unaudited) (unaudited) Assets: Cash 27.2 24.3 27.4 27.1 Receivables, net509.5 399.1 480.5 469.1 Inventories, net 486.1 473.1 501.2 532.2 Other current assets 50.1 51.6 47.4 52.2 Total current assets $ 1,072.9 $ 948.1 $ 1,056.5 $ 1,080.6 Property, plant, and equipment, net 185.7 184.0 180.5 178.3 Other non-current assets 27.9 25.5 24.4 27.4 Total assets $ 1,286.5 $ 1,157.6 $ 1,261.4 $ 1,286.3
Liabilities : Current liabilities:
Accounts payable and bank overdrafts 377.6 389.4 402.5 373.2 Current maturities of long-term debt 124.6 0.0 75.8 126.4 Other current liabilities 21.8 28.7 24.8 21.8 Total current liabilities $ 524.0 $ 418.1 $ 503.1 $ 521.4 Non-current liabilities: Long-term debt 590.0 540.9 550.0 550.0 Other long-term liabilities 12.6 14.8 15.6 15.0 Total liabilities $ 1,126.6 $ 973.8 $ 1,068.7 $ 1,086.4
Shareholders’ Equity $ 159.9 $ 183.8 $ 192.7 $ 199.9 Total liabilities and shareholders’ equity $ 1,286.5 $ 1,157.6 $ 1,261.4 $ 1,286.3

BlueLinx Holdings Inc. Unaudited Statement of Cash Flows
$millions YTD YTD 2005 2006 2Q05 2Q06 Actual Actual
Cash flows from operating activities:
Net Income $ 7.8 $ 9.6 $ 16.2 $ 19.4 Adjustments to reconcile revenues in excess of direct expenses to cash provided by operations: Depreciation and amortization 4.6 5.1 8.8 10.1 Amortization of debt issue costs 0.9 0.6 1.9 1.4 Write-off of debt issue costs for term loan 0.0 3.4 0.0 3.4 Deferred income tax provision (0.2) (1.0) (1.3) (1.7) Stock-based compensation 0.5 0.7 1.4 1.2 Changes in assets and liabilities: Receivables (10.1) 11.3 (145.8) (70.0) Inventories 31.8 (31.0) 14.1 (59.1) Accounts payable (3.3) (39.6) 64.8 (13.7) Changes in other working capital (7.9) (6.4) (17.4) (6.4) Other 0.7 0.2 0.6 2.0 Net cash provided by (used in) operating activities $ 24.8 $ (47.1) $ (56.7) $ (113.4)
Property, plant and equipment investments (4.3) (2.1)(6.3) (2.8) Other investing activities 0.50.20.6 0.3 Cash flows from investing activities: $ (3.8) $ (1.9)$(5.7)$ (2.5) Cash flows from financing activities: $(12.5) $48.7$74.0$118.7 Increase (decrease) in cash 8.5 (0.3) 11.6 2.8 Balance, beginning of period 18.7 27.4 15.6 24.3 Balance, end of period $27.2 $27.1 $27.2 $27.1

Appendix TOPIC PAGE
Revenues by Quarter 26 Unit Volume Growth by Quarter 27 Market Growth by Quarter 28 Gross Margin by Quarter 29 Inventory by Quarter 30 Quarterly Volume by Region 31 Year to Date Volume by Region 32 Gross Margin % Analysis 33 Channel Mix Analysis 34 Structural Product Price Trends 35

BlueLinx Holdings Inc. Revenues by Quarter
Sales $in millions
2004 (1) 2005 2006 2003 (1) 2004 (1) 2005 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Specialty (2) $ 523.0 $ 473.9 $ 501.1 $ 542.6 $ 559.9 $ 539.5 $ 580.0 $ 603.3 $ 1,688.8 $ 1,959.8 $ 2,143.1 $ 2,282.7 Structural 1,015.2 754.9 861.2 960.7 910.6 815.2 813.4 $ 798.7 2,636.0 3,656.5 3,547.7 3,337.9 Other (3) (28.6) (21.2) (10.7) (16.3) (16.3) (25.4) (16.8) (23.0) (53.0) (58.1) (68.7) (81.5) Total $ 1,509.6 $ 1,207.6 $ 1,351.6 $ 1,487.0 $ 1,454.2 $ 1,329.3 $ 1,376.6 $ 1,379.0 $ 4,271.8 $ 5,558.2 $ 5,622.1 $ 5,539.1
Structural
Plywood $ 285.7 $ 211.2 $ 244.8 $ 255.2 $ 243.6 $ 217.2 $ 215.4 $ 209.5 $ 861.5 $ 1,083.2 $ 960.8 $ 885.7 OSB 187.0 132.6 184.9 213.1 196.8 205.7 198.5 169.4 609.2 743.2 800.5 770.4 Lumber 422.3 319.3 337.7 381.1 369.3 309.2 311.8 294.8 930.9 1,399.4 1,397.3 1,285.1 Sub Total 895.0 663.1 767.4 849.4 809.7 732.1 725.7 673.7 2,401.6 3,225.8 3,158.6 2,941.2 Rebar/Remesh 120.3 91.7 93.9 111.2 101.0 83.1 87.7 125.0 234.5 430.7 389.2 396.8 Total $ 1,015.3 $ 754.8 $ 861.3 $ 960.6 $ 910.7 $ 815.2 $ 813.4 $ 798.7 $ 2,636.1 $ 3,656.5 $ 3,547.8 $ 3,338.0
Structural Unit Sales Structural
Plywood 817,392 659,765 725,511 757,948 693,328 602,037 659,798 657,679 2,914,926 2,984,967 2,778,824 2,612,842 OSB 589,077 534,949 575,032 734,042 744,340 678,754 709,556 692,559 2,397,699 2,256,427 2,732,168 2,825,209 Lumber 812,762 715,773 720,134 828,620 835,550 702,796 688,886 673,238 2,543,536 2,955,789 3,087,100 2,900,470
Structural $/Unit Structural
Plywood $/MSF 3/8” $350 $320 $337 $337 $351 $361 $326 $319 $296 $363 $346 $339 OSB $/MSF 3/8” $317 $248 $322 $290 $264 $303 $280 $245 $254 $329 $293 $273 Lumber $/MBF $520 $446 $469 $460 $442 $440 $453 $438 $366 $473 $453 $443
(1) Pro Forma (2) Includes LSV as of the acquisition date, July 2005. (3) Includes competitive discounts, cash discounts, service revenue, Canadian conversion, and sales accruals.
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BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth 2004 2005 2006 2003 2004 2005 TTM Q3 Q4 Q1 Q2 Q3 Q4Q1 Q2
Specialty (1) 3.0% 2.9% 1.7% 0.5% 5.8% 12.7% 14.9% 9.6% 4.4% 7.6% 5.1% 10.7%
Structural
Plywood 4.4% 9.7% (1.0%) (3.3%) (14.6%) (8.7%) (10.3%) (13.2%) (7.1%) 4.1% (6.7%) (11.9%) OSB (4.4%) 7.0% 12.4% 21.5% 24.5% 23.7% 21.7% (6.4%) (6.9%) (3.0%) 20.4% 14.5% Lumber 18.4% 23.8% 7.2% 9.4% 2.6% (1.8%) (4.2%) (18.4%) 11.0% 17.6% 4.3% (5.4%) Rebar/Remesh 9.0% 19.4% (7.1%) (4.2%) (5.0%) (6.1%) (8.1%) 8.0% 5.2% 19.1% (5.4%) (3.1%) Total 7.5% 14.3% 4.2% 6.6% 0.9% 0.2% (0.8%) (11.3%) 1.0% 8.6% 3.2% (3.0%)
Total 5.9% 9.4% 3.3% 4.6% 2.6% 5.0% 5.0% (3.8%) 2.5% 8.2% 3.9% 2.0%
(1) Includes LSV as of the acquisition date, July 2005.

BlueLinx Holdings Inc. Market Growth By Quarter
Market Growth 2004 2005 2006 2003 2004 2005 TTM Weight Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
End Use Driver Actual Housing Starts 50.0% 4.1% (2.5%) 5.5% 6.7% 6.7% 3.0% 2.5% (9.5%) 8.4% 5.8% 5.6% 0.7% Industrial Production 22.0% 4.6% 4.2% 3.9% 3.4% 2.9% 2.7% 3.4% 3.7% 0.6% 4.1% 3.2% 3.3% Repair & Remodel 15.0% 2.3% 10.4% 1.8% (4.0%) (0.4%) 1.5% (3.5%) 12.1% (2.4%) 5.0% (0.4%) 2.6% Actual Mobile Homes 8.0% (1.7%) 9.5% 6.9% 0.0% (0.3%) 51.5% 8.4% 1.5% (22.5%) 0.0% 14.6% 13.0% Non Residential Const 5.0% 3.1% (5.8%) (10.7%) (6.7%) (0.3%) 5.2% 8.2% 5.0% (3.5%) (0.1%) (3.3%) (6.3%) Total 100.0% 3.4% 1.7% 3.9% 3.2% 3.9% 6.7% 2.6% (1.8%) 2.0% 4.5% 4.4% 2.2%

BlueLinx Holdings Inc. Gross Margin by Quarter
Gross Margin $in millions
2004 (1) 2005 2006 2003 (1) 2004 (1) 2005 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Specialty (2) (3) $ 74.3 $ 64.3 $ 63.2 $ 70.1 $ 74.2 $ 76.9 $ 80.4 $ 86.9 $ 223.2 $ 279.6 $ 284.4 $ 318.4 Structural (3) 81.7 36.1 60.6 50.7 66.6 67.8 55.7 55.7 247.6 310.0 245.7 245.8 Other (4) (13.7) 1.0 (4.5) (5.1) (3.8) (4.3) (6.1) (6.2) (17.6) (25.8) (17.7) (20.4) Total $ 142.3 $ 101.4 $ 119.3 $ 115.7 $ 137.0 $ 140.4 $ 130.0 $ 136.4 $ 453.2 $ 563.8 $ 512.4 $ 543.8 Gross Margin %’s Specialty (2) (3) 14.2% 13.6% 12.6% 12.9% 13.3% 14.3% 13.9% 14.4% 13.2% 14.3% 13.3% 13.9% Structural (3) 8.0% 4.8% 7.0% 5.3% 7.3% 8.3% 6.8% 7.0% 9.4% 8.5% 6.9% 7.4% Other (4) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 9.4% 8.4% 8.8% 7.8% 9.4% 10.6% 9.4% 9.9% 10.6% 10.1% 9.1% 9.8%
(1)Pro Forma (2)Includes LSV as of the acquisition date, July 2005. (3)Includes product rebates. (4)Includes competitive discounts, cash discounts, Canadian conversion, and accruals.

BlueLinx Holdings Inc. Inventory by Quarter
Inventory $in millions 2004 2005 2006 2003 2004 2005 2006 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Specialty (1) $ 262.1 $ 248.8 $ 254.7 $ 238.4 $ 228.2 $ 245.5 $ 269.1 $ 299.6 $ 181.3 $ 248.8 $ 245.5 $ 299.6 Structural 215.0 225.7 234.1 217.7 168.1 184.6 194.7 192.5 150.4 225.7 184.6 192.5 Other (2) 25.6 25.7 29.1 30.0 22.6 43.0 37.4 40.1 (25.5) 25.7 43.0 40.1 -Total $ 502.7 $ 500.2 $ 517.9 $ 486.1 $ 418.9 $ 473.1 $ 501.2 $ 532.2 $ 306.2 $ 500.2 $ 473.1 $ 501.2
Structural
Plywood $ 55.1 $ 59.9 $ 65.7 $ 55.6 $ 48.1 $ 54.1 $ 59.4 $ 53.8 $ 48.1 $ 59.9 $ 54.1 $ 53.8 OSB 24.1 22.2 28.0 24.5 13.1 19.8 16.4 11.7 21.8 22.2 19.8 11.7 Lumber 94.9 98.9 102.5 100.2 82.4 88.1 84.1 85.7 62.5 98.9 88.1 85.7 Sub Total 174.1 181.0 196.2 180.3 143.6 162.0 159.9 151.2 132.4 181.0 162.0 151.2 Rebar/Remesh 40.9 44.7 37.9 37.4 24.5 22.6 34.8 41.3 18.0 44.7 22.6 41.3 Total $ 215.0 $ 225.7 $ 234.1 $ 217.7 $ 168.1 $ 184.6 $ 194.7 $ 192.5 $ 150.4 $ 225.7 $ 184.6 $ 192.5
On-hand turn days (average)
All Products 40 47 49 42 40 42 47 50 43 41 43 50
(1) Includes LSV as of the acquisition date, July 2005. (2) Includes in-transit accruals, discounts, allowances, reserves, and other miscellaneous items.

BlueLinx Holdings Inc. Quarterly Volume by Region
$millions (unaudited ) Q2 Q2 Total $ $Unit %Unit 2005 Sales 2006 Sales Variance Variance Variance
Central 248.7 217.6 (31.1) (23.8) (9.6%) Western 211.9 183.8 (28.1) (23.4) (11.0%) Mid Atlantic 263.6 238.0 (25.6) (16.9) (6.4%) Northeast 164.9 155.5 (9.4) (7.5) (4.5%) Southeast 416.8 410.5 (6.3) 10.8 2.6% Mid West 181.6 162.9 (18.7) (13.6) (7.5%) Other 15.8 33.7 17.9 18.0 NA Total Invoiced Sales BlueLinx 1,503.3 1,402.0 (101.3) (56.4) (3.8%) Miscellaneous (16.3) (23.0) (6.7) Total Net Sales 1,487.0 1,379.0 (108.0)
*Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items.

BlueLinx Holdings Inc. Year to Date Volume by Region
$millions (unaudited ) YTD YTD Total $ $Unit %Unit 2005 Sales 2006 Sales Variance Variance Variance
Central 474.7 440.9 (33.8) (20.0) (4.2%) Western 397.7 361.6 (36.1) (28.5) (7.2%) Mid Atlantic 502.9 479.5 (23.4) (6.8) (1.4%) Northeast 293.8 289.7 (4.1) 0.3 0.1% Southeast 815.3 824.1 8.8 40.6 5.0% Mid West 346.4 332.9 (13.5) (7.2) (2.1%) Other 34.8 66.7 31.9 32.8 NA Total Invoiced Sales BlueLinx 2,865.6 2,795.4 (70.2) 11.2 0.4% Miscellaneous (27.0) (39.8) (12.8) Total Net Sales 2,838.6 2,755.6 (83.0)
*Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items.

BlueLinx Holdings Inc. Gross Margin % Analysis
2Q06 Variance from Trend Trend (3) 3Q05 4Q05 1Q06 2Q06 F/(U) Structural Products (1)
Warehouse 10.6% 11.0% 12.0% 10.4% 9.5% (1.1%) Direct 4.3% 3.7% 5.1% 3.7% 4.6% 0.3% Reload 6.7% 4.2% 5.9% 4.7% 5.9% (0.8%) Total 8.1% 7.3% 8.3% 6.8% 7.0% (1.1%) Specialty Products (1) Warehouse 16.3% 16.1% 17.8% 17.9% 17.7% 1.4% Direct 7.5% 8.1% 8.2% 7.2% 8.4% 0.9% Reload 8.7% 10.1% 10.8% 9.9% 11.3% 2.6% Total 13.3% 13.2% 14.3% 13.9% 14.4% 1.1% Total (1) (2) (3) 10.1% 9.4% 10.6% 9.4% 9.9% (0.2%)
(1) Includes product rebates.
(2) Includes competitive discounts, cash discounts, Canadian conversion, and accruals. (3) The 11 quarters from 2001 through Q3 2003 was selected as a representative trend period which reflects a variety of market conditions and pricing cycles.

BlueLinx Holdings Inc. Revenue Channel Mix Analysis
2Q06 Variance from Trend Trend (1) 3Q05 4Q05 1Q06 2Q06 F/(U) Structural Products
Warehouse 57.2% 48.7% 45.1% 44.9% 44.6% (12.6%) Direct 33.6% 36.3% 40.7% 41.4% 39.3% 5.7% Reload 9.2% 15.0% 14.2% 13.7% 16.1% 6.9% Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0% Specialty Products Warehouse 64.8% 61.5% 60.4% 59.4% 61.9% (2.9%) Direct 29.2% 28.3% 29.2% 30.1% 28.1% (1.1%) Reload 6.0% 10.2% 10.4% 10.5% 10.0% 4.0% Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%
(1) The 11 quarters from 2001 through Q3 2003 was selected as a representative trend period which reflects a variety of market conditions and pricing cycles.

BlueLinx Holdings Inc. Structural Products Price Trends Oriented Strand Board Price Trend 2003 — 2006 YTD Plywood Price Trend 2003-2006 YTD
Oriented Strand Board 7/16” North Central Zone Southern Sheathing 15/32” 4 Ply. West Zone $550 $550 $500 $500 $450 $450 $400 $400 $350 $350 $300 $300 $250 $250 $200 $200 $150 $150 $100 $100
Lumber Price Trend 2003 — 2006 YTD
Western SPF 2x4 #2 & Btr
$600 $550 $500 $450 $400 $350 $300 $250 $200 $150
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Source: Data from Random Lengths Publications, Inc., updated as of August 4, 2006.